                                 SCHEDULE 14A
                   Information Required in Proxy Statement
                                (Rule 14a-101)
                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant                         /X/
Filed by a Party other than the Registrant      /   /

Check the appropriate box:
/X /  Preliminary Proxy Statement
/   / Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
14a-6(e)(2))
/   / Definitive Proxy Statement
/   / Definitive Additional Materials
/   / Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                          OPPENHEIMER MUNICIPAL FUND
       On behalf of its series Oppenheimer Intermediate Municipal Fund

               (Name of Registrant as Specified in its Charter)

                             Philip T. Masterson

                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2)
      or Schedule 14A.
/  /  $500 per each party to the  controversy  pursuant to  Exchange  Act Rule
14a-6(i)(3).
/  /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit  price  or  other  underlying  value  of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/ /   Fee paid previously with preliminary materials.
/  /  Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid  previously.  Identify  the  previous  filing  by  registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:  Schedule 14A

(3)   Filing Party: Philip T. Masterson

(4)   Date Filed:  June 06, 2001

860_Sched14A-Pre_0601.doc
PROXY CARD OPPENHEIMER INTERMEDIATE MUNICIPAL FUND PROXY CARD A Series of Oppenheimer Municipal Fund PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON September 4, 2001 The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Robert Bishop, and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Intermediate Municipal Fund (the "Fund"), A Series of Oppenheimer Municipal Fund, to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, on September 4, 2001, at 1:00 P. M. Mountain time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. This proxy is solicited on behalf of the Fund's Board of Trustees, and all proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated on the reverse side or "FOR" a proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder's best judgement as to any other matters.
                                                   VOTE VIA THE TELEPHONE:
                                                   1-800-__________

                                                   CONTROL NUMBER:
                                                   -------------------
PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY

IN THE ENCLOSED ENVELOPE

1.    To elect a Board of Trustees:

   01  James C. Swain         02  Bridget A. Macaskill      03  William L.
Armstrong
   04  Robert G. Avis         05  George C. Bowen     06  Edward L. Cameron
   07  Jon S. Fossel          08  Sam Freedman        09  C. Howard Kast
   10  Robert M. Kirchner           11  F. William Marshall, Jr.

   If you do not wish your shares  voted  "FOR" a  particular  nominee,  mark the "For All  Except"  box and  write  the  nominee's  number  on the line provided below.  Your shares will be voted for the remaining nominee(s).

2.    To approve the elimination or amendment of certain fundamental investment policies of the Fund:

A.    Investing in Oil, Gas or Other Mineral Exploration or Development
      Programs
B.    Purchasing Securities on Margin
C.    Making Short Sales
D.    Purchasing Securities of Issuers in which Officers or Trustees have an
      Interest
E.    Investing in a Company for the Purpose of Exercising Control
F.    Industry Concentration
G.    Investing in Other Investment Companies

3.    To approve  changes to three (3) of the  Fund's  fundamental  investment policies  to  permit  the Fund to  participate  in an  inter-fund  lending arrangement with other Oppenheimer funds

4.    To Authorize  the Trustees to adopt an Amended and Restated  Declaration of Trust

   FOR               AGAINST              FOR  ALL
   ALL                     ALL                    EXCEPT

                        1.

  FOR          AGAINST     ABSTAIN

                        2. A
                        2. B
                        2. C
                        2. D
                        2. E
                        2. F
                        2. G

                        3.

                        4.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: CIR
Bridget A. Macaskill
Chairman and                                          OppenheimerFunds Logo
Chief Executive Officer                               Two World Trade Center,
34th Floor                                                  New York, NY
10048-0203
                                                800.525.7048
                                                www.oppenheimerfunds.com

                                                July 17, 2001

Dear Oppenheimer Intermediate Municipal Fund Shareholder,

We have scheduled a shareholder meeting on September 4, 2001 for you to decide upon some important proposals for the Fund.  Your ballot card and a detailed statement of the issues are enclosed with this letter.

Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote
"for" the election of each of the nominees for Trustee and for each proposal.  Regardless of the number of shares you own, it is important that your shares be represented and voted.  So we urge you to consider these issues carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone using the toll-free number on the proxy ballot.  Using a touch-tone telephone to cast your vote saves you time and helps reduce the Fund's expenses.  If you vote by telephone, you do not need to mail the proxy ballot.

Remember, it can be costly for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting. If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

What are the issues?

o     Election of Trustees.  You are being asked to consider and elect the 11 nominees for Trustee.  You will find detailed information on the Trustees in the enclosed proxy statement.

o     Approval of the elimination or amendment of certain fundamental investment policies.  Your approval is requested to eliminate or amend certain fundamental investment policies of the Fund as more fully described in the enclosed proxy statement.

o     Approval of amendments to three fundamental investment policies.  Your approval is requested to amend four fundamental investment policies of the
   Fund to permit inter-fund lending.

o     Adoption of an amended and restated Declaration of Trust.  Your are being asked to authorize the Trustees to adopt an amended and restated
   Declaration of Trust.

Please read the enclosed proxy statement for complete details on these proposals.  Of course, if you have any questions, please contact your financial advisor, or call us at 1-800-525-7048.  As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.
                                          Sincerely,
                                          Bridget A. Macaskill's signature
Enclosures
XP0860.002.0701

                   OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
                    A Series of Oppenheimer Municipal Fund

                  6803 South Tucson Way, Englewood, CO 80112

                 Notice Of Meeting Of Shareholders To Be Held

                              September 4, 2001

To The Shareholders of Oppenheimer Intermediate Municipal Fund:

Notice is hereby given that a Meeting of the Shareholders (the "Meeting") of
Oppenheimer Intermediate Municipal Fund (the "Fund"), the sole series of
Oppenheimer Municipal Fund, will be held at 6803 South Tucson Way, Englewood,
Colorado, 80112, at 1:00 P.M., Mountain time, on September 4, 2001.

During the Meeting, shareholders of the Fund will vote on the following proposals and sub-proposals:

1.    To elect a Board of Trustees;

2.    To approve the elimination or amendment of certain fundamental investment restrictions of the Fund;

3.    To approve changes to four (4) fundamental investment restrictions of the Fund to permit the Fund to participate in an inter-fund lending arrangement with other Oppenheimer funds;

4.    To authorize the Trustees to adopt an Amended and Restated Declaration of Trust; and

5.    To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on June 19, 2001 are entitled to vote at the meeting. The Proposals are more fully discussed in the Proxy
Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of
Oppenheimer Municipal Fund, on behalf of the Fund, recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO
MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Andrew J. Donohue, Secretary
July 17, 2001

                  PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

860

                                     iii
                                      i
                              TABLE OF CONTENTS

                                                                          Page

Questions and Answers                                                         -

Proposal 1: To Elect a Board of Trustees                                      -

                      Introduction to Proposals 2 and 3
                                      -

Proposal 2: To approve the elimination or amendment of certain fundamental
            -
            investment restrictions of the Fund

Proposal 3: To approve changes to four (4) fundamental investment
            restrictions                                                   -
            of the Fund to permit inter-fund lending

Proposal 4: To authorize the Trustees to adopt an Amended and Restated
Declaration
-
            of Trust

Information About the Fund
-

Further Information About Voting and the Meeting
-

Other Matters
-

EXHIBIT A:  Amended and Restated Declaration of Trust
A-1

                   OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A.    The Trustees of Oppenheimer Municipal Fund, on behalf of its series,
            Oppenheimer Intermediate Municipal Fund (the "Fund"), have asked that you vote on several matters at the Special Meeting of
            Shareholders to be held on September 4, 2001.

Q.    Who is Eligible to Vote?

A.    Shareholders of record at the close of business on June 19, 2001 are entitled to vote at the Meeting or any adjournment of the
            Meeting. Shareholders are entitled to cast one vote per share for each matter presented at the Meeting. It is expected that the
            Notice of Meeting, proxy ballot and proxy statement will be mailed to shareholders of record on or about July 17, 2001.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Trustees;

2.    To approve the elimination or amendment of certain fundamental investment restrictions of the Fund;

3.    To approve changes to certain fundamental investment restrictions of the Fund to permit the Fund to participate in an inter-fund lending arrangement with other Oppenheimer funds; and

4.    To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

Q.    How do the Trustees Recommend that I Vote?

A.    The Trustees recommend that you vote:

1.    FOR election of all nominees as Trustees;

2.    FOR the elimination or amendment of each of the Fund's fundamental investment restrictions proposed to be eliminated or amended, as the case may be;

3.    FOR proposed changes to the Fund's fundamental investment restrictions to permit inter-fund lending;

4.    FOR authorization of the Trustees to adopt an Amended and Restated
               Declaration of Trust.

Q.    What are the reasons for the proposed changes to some of the Fund's fundamental investment policies?

A.    Some of the Fund's current policies reflect government regulations that no longer apply to the Fund.  In other cases, the Fund's policies are more stringent than current government regulations require.
            The Fund's Trustees and the Fund's investment adviser,
            OppenheimerFunds, Inc., believe that the proposed changes to the
            Fund's investment policies will benefit shareholders by allowing the Fund to adapt to future changes in the investment environment and increase the Fund's ability to take advantage of investment opportunities.

      Q.                        How Can I Vote?

A.    You can vote in three (3) different ways:

o     By mail, with the enclosed ballot
o     In person at the Meeting
o     By telephone (please see the brightly-colored insert for instructions)

               Voting by telephone is convenient and can help reduce the
                                      ----------     --------------------
               Fund's expenses.  Whichever method you choose, please take the
               ---------------
               time to read the full text of the proxy statement before you vote.

Q.    How Will My Vote Be Recorded?

A.    Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the
            proposals, your shares will be voted in favor of the Trustees recommendations.  Telephonic votes will be recorded according to the telephone voting procedures described in the "Further
            Information About Voting and the Meeting" section below.

Q.    How Can I Revoke My Proxy?

A.    You may revoke your proxy at any time before it is voted by forwarding
            a
            written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person.

Q.    How Can I Get More Information About the Fund?

            Copies of the Fund's annual report dated September 30, 2000 and semi-annual report dated March 31, 2001 have previously been mailed to Shareholders. If you would like to have copies of the
            Fund's most recent annual and semi-annual reports sent to you free of charge, please call us toll-free at 1.800.525.7048, write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver
            Colorado 80217-5270 or visit the Oppenheimer funds web site at
            www.oppenheimerfunds.com.

      Q.    Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.525.7048

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting.  If you have any questions, please call us at 1.800.525.7048.

                                      21
                   OPPENHEIMER INTERMEDIATE MUNICIPAL FUND

                               PROXY STATEMENT

                           Meeting of Shareholders
                         To Be Held September 4, 2001

      This statement is furnished to the shareholders of Oppenheimer
Intermediate Municipal Fund (the "Fund"), a series of Oppenheimer Municipal
Fund (the "Trust"), in connection with the solicitation by the Trust's Board of Trustees of proxies to be used at a special meeting of shareholders (the
"Meeting") to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M., Mountain time, on September 4, 2001, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about July 17, 2001.

                             SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
     Proposal                                          Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.   To Elect a Board of Trustees                      All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.   To  approve  the   elimination  or  amendment  of
     certain fundamental  investment  restrictions for
     the Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     a.   Investing  in  Oil,  Gas  or  Other  Mineral
     Exploration or Development Programs               All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     b. Purchasing Securities on Margin                All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     c. Making Short Sales                             All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     d.  Purchasing  Securities  of  Issuers  in which
     Officers or Trustees have an Interest             All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     e.  Investing  in a Company  for the  Purpose  of
     Exercising Control                                All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     f. Industry Concentration                         All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     g. Investing in Other Investment Companies        All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3.   To  approve  changes  to four  (4) of the  Fund's
     fundamental  investment  restrictions  to  permit
     the Fund to participate in an inter-fund  lending
     arrangement with other Oppenheimer funds          All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4.   To  Authorize  the  Trustees  to adopt an Amended
     and Restated Declaration of Trust                 All
-------------------------------------------------------------------------------

PROPOSAL 1: ELECTION OF TRUSTEES

      At the Meeting, eleven (11) Trustees are to be elected.  If elected, the Trustees will serve for indefinite terms until a special shareholder meeting is called for the purpose of voting for Trustees and until their successors are properly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of the nominees named below.

      As a Massachusetts business trust, the Trust is not required and does not intend to hold annual shareholder meetings for the purpose of electing
Trustees. As a result, if elected, the Trustees will hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election or serve his or her term, the
Board of Trustees may, in its discretion, select another person to fill the vacant position.

      Each of the nominees (except for Messrs. Cameron and Marshall)
currently serves as a Trustee of the Trust. All of the nominees have consented to be named as such in this proxy statement and have consented to serve as Trustees if elected.

      A nominee with an asterisk after his or her name is an "interested person" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Fund.  They are
"interested persons" due to the positions they hold with the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager") or the Manager's
affiliates, or other positions described. Trustees that are not "interested persons" under the 1940 Act are referred to herein as "non-affiliated" or
"independent" trustees.  The nominee's beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated.  All of the Trustees own shares in one or more Oppenheimer funds.

Name, Age, Address                        Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

 James C. Swain* (67)                                 [ ]
 6803 South Tucson Way
 Englewood, Colorado 80112

 Trustee since 1990.

Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, a wholly owned subsidiary of the Manager and Chairman of the Board of Shareholder Services,
Inc., a transfer agent subsidiary of the Manager.

* Trustee who is an Interested Person of the Fund.

Name, Age, Address                        Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

                                                 Bridget A. Macaskill* (52)
                                                [ ]
Two World Trade Center
New York, New York 10048

Trustee since 1995.

Chairman (since August 2000), Chief Executive Officer (since September 1995)
and a director (since December 1994) of the Manager; President (since
September 1995) and a director (since October 1990) of Oppenheimer
Acquisition Corp., the Manager's parent holding company; President, Chief
Executive Officer and a director (since March 2000) of OFI Private
Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and
Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director
(since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation (since July 1991) and of
Oppenheimer Real Asset Management, Inc. (since July 1996), investment adviser subsidiaries of the Manager; a director (since April 2000) of
OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of Prudential Corporation plc (a U.K. financial service company); President and a trustee of other Oppenheimer funds;
formerly President of the Manager (June 1991 - August 2000).

William L. Armstrong (63)                             [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1999.

Chairman of the following private mortgage banking companies: Cherry Creek Mortgage
Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso
Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997);
Chairman of the following private companies: Frontier Real Estate, Inc.
(residential real estate brokerage) (since 1994), Frontier Title (title insurance agency) (since 1995), Great Frontier Insurance (insurance agency) (since 1995) and
Ambassador Media Corporation (since 1984); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since
1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since
1992), UNUMProvident (insurance company) (since 1991); formerly Director of
International Family Entertainment (television channel) (1992 - 1997) and Natec
Resources, Inc. (air pollution control equipment and services company) (1991-1995);
formerly U.S. Senator (January 1979-January 1991).

* Trustee who is an Interested Person of the Fund.

Name, Age, Address                        Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

Robert G. Avis (69)                                   [ ]

6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1993.

Director and President of A.G. Edwards Capital, Inc. (General Partner of
private equity funds); formerly, until March 2000, Chairman, President and
Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly, until March
1999, Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of
A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); until March
1999, Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management
(investment advisor); until March 2000, a Director of A.G. Edwards & Sons and
A.G. Edwards Trust Company.

                                                 George C. Bowen (64)[ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1998.

Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice
President (from September 1987) and Treasurer (from March 1985) of the Manager;
Vice President (from June 1983) and Treasurer (from March 1985) of
OppenheimerFunds, Distributor, Inc., a subsidiary of the Manager and the Fund's
Distributor; Senior Vice President (from February 1992), Treasurer (from July 1991)
Assistant Secretary and a director (from December 1991) of Centennial Asset
Management Corporation; Vice President (from October 1989) and Treasurer (from
April 1986) of HarbourView Asset Management Corporation; President, Treasurer and a
director of Centennial Capital Corporation (from June 1989); Vice President and
Treasurer (from August 1978) and Secretary (from April 1981) of Shareholder
Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial
Services, Inc. (from November 1989); Assistant Treasurer of Oppenheimer Acquisition
Corp. (from March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (from
November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management,
Inc. (from July 1996); Treasurer of OppenheimerFunds International Ltd. and
Oppenheimer Millennium Funds plc (from October 1997).

Edward L. Cameron (62)                                [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Formerly (from 1974-1999) a partner with PricewaterhouseCoopers LLC (an accounting firm) and Chairman, Price Waterhouse LLP Global Investment
Management Industry Services Group (from 1994-1998).

Name, Age, Address                        Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

Jon S. Fossel (58)                                    [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1990.

Formerly (until October 1995) Chairman and a director of the Manager;
President and a director of Oppenheimer Acquisition Corp., Shareholder
Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman (60)                                     [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1996.

Formerly (until October 1994) Chairman and Chief Executive Officer of
OppenheimerFunds Services; Chairman, Chief Executive Officer and a director of Shareholder Services, Inc.; Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc.; Vice President and director of
Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

                                                 C. Howard Kast (79).[ ]
6803 South Tucson Way
                                                 Englewood, Colorado 80112

Trustee since 1990.

Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

                                                 Robert M. Kirchner (79)[ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1990.

President of The Kirchner Company (management consultants).

                                                 F. William Marshall, Jr. (58)
                                                [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Formerly (until 1999) Chairman of SIS & Family Bank, F.S.B. (formerly SIS
Bank); President, Chief Executive Officer and Director of SIS Bankcorp., Inc.
and SIS Bank (formerly Springfield Institution for Savings) (1993-1999);
Executive Vice President (until 1999) of Peoples Heritage Financial Group,
Inc.; Chairman and Chief Executive Office of Bank of Ireland First Holdings,
Inc. and First New Hampshire Banks (1990-1993); Trustee (since 1996) of
MassMutual Institutional Funds and of MML Series Investment Fund (open-end investment companies).

                       Under the 1940 Act, the Board of Trustees may fill
vacancies on the Board or appoint new Trustees only if, immediately thereafter, at least two-thirds of the Trustees will have been elected by shareholders. Currently, four of the Fund's nine Trustees have not been elected by shareholders. In addition, the Board of Trustees has nominated
Messrs. Cameron and Marshall to become independent Trustees of the Fund. In light of the fact that only five of the Fund's Trustees have been elected by shareholders, a meeting of shareholders needs to be held in order to elect
Trustees.

      Under the 1940 Act, the Fund is also required to call a meeting of shareholders promptly to elect Trustees if at any time less than a majority of the Trustees have been elected by shareholders. By holding a meeting to elect Trustees at this time, the Fund may be able to delay the time at which another shareholder meeting is required for the election of Trustees, which will result in a savings of the costs associated with holding a meeting.

A.  General Information Regarding the Board of Trustees.

      The primary  responsibility  for  management  of the Fund rests with the
Board of Trustees.  The Trustees  meet  regularly to review the  activities of the Fund and of the Manager.  The Manager is  responsible  for its  day-to-day operations.  Six regular  meetings of the Trustees were held during the fiscal year ended September 30, 2000. Each of the incumbent  Trustees was present for at least 75% of the meetings held of the Board and of all  committees on which that Trustee served.

B.  Audit Committee of Board of Trustees.

      The Trustees  have  appointed an Audit  Committee,  comprised of Messrs.
Kast and Kirchner,  neither of whom is an  "interested  person," as defined in the 1940 Act, of the Manager or the Fund. Mr. Cameron will become  Chairman of the Audit Committee if elected as a Trustee of the Fund by  shareholders.  The
Audit  Committee  met four times  during the fiscal year ended  September  30,
2000.  The  Board  of  Trustees  does  not  have  a  standing   nominating  or
compensation committee.

      The Audit Committee furnishes the Board with  recommendations  regarding the selection of the  independent  auditor.  Other main functions of the Audit
Committee  include,  but are not  limited  to:  (i)  reviewing  the  scope and results of audits and the audit fees charged;  (ii) reviewing reports from the
Fund's  independent   auditors   regarding  the  Fund's  internal   accounting
procedures and controls;  (iii)  establishing a separate line of communication between the Fund's  independent  auditors and its  independent  Trustees;  and
(iv) selecting and nominating the independent Trustees.

                                          Based on the Audit Committee's
recommendation, the Board of Trustees of the Fund, including a majority of the independent Trustees, at a meeting held October 24, 2000 selected
Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning October 1, 2000.  Deloitte also serves as auditors for certain other funds for which the Manager acts as investment advisor and provides certain auditing and non-auditing services for the Manager and its affiliated companies.

   During the fiscal year ended September 30, 2000,  Deloitte  performed audit services for the Fund including the audit of the Fund's financial  statements, review of the Fund's  annual  report  and  registration  statement  amendment, consultation on financial  accounting and reporting matters, and meetings with the Board of Trustees.

      1.  Audit Fees.

   The aggregate fees billed by Deloitte for  professional  services  rendered for the audit of the Fund's  annual  financial  statements  for the year ended
September 30, 2000 were $8,500.

      2.  All Other Fees.

      There were no fees billed by Deloitte for services  rendered to the Fund other than the  services  described  above under  "Audit  Fees" for the fiscal year ended September 30, 2000.

      The aggregate  fees billed by Deloitte for non-audit  services  rendered to the  Fund's  Manager  during  calendar  year 2000 were  $16,025.  The Audit
Committee  of the  Fund's  Board of  Trustees  considered  and found  that the provision of non-audit  services is compatible with  maintaining the principal accountant's independence.

      Representatives  of  Deloitte  are not  expected  to be  present  at the
Meeting  but  will be  available  should  any  matter  arise  requiring  their presence.

C.  Additional Information Regarding Trustees and Officers.

                       Each of the current Trustees also serves as a trustee
or director of other Denver-based mutual funds in the OppenheimerFunds complex. The Trustees who are not affiliated with the Manager
("Non-Affiliated Trustees") are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each Fund in the OppenheimerFunds complex for which they serve as a director or trustee pays a share of these expenses.

      The officers of the Fund two of the Trustees of the Fund (Ms. Macaskill
and Mr. Swain) are affiliated with the Manager and receive no salary or fee from the Fund.  The remaining Trustees of the Fund received the compensation shown below.  The compensation from the Fund was paid during the Fund's fiscal year ended September 30, 2000.  The compensation from all of the
Denver-based Oppenheimer funds includes compensation received as a director, trustee, managing general partner or member of a committee during the calendar year 2000.  Compensation is paid for services in the positions below their names.

-------------------------------------------------------------------
Trustee's Name and Position       Aggregate    Total Compensation
                                                    From all
                                                  Denver-Based
                                 Compensation   Oppenheimer Funds
                                  from Fund        (39 Funds)1
-------------------------------------------------------------------
-------------------------------------------------------------------
William L. Armstrong                 $273            $49,270
  Review Committee Member
-------------------------------------------------------------------
-------------------------------------------------------------------
Robert G. Avis                       $521            $72,000
-------------------------------------------------------------------
-------------------------------------------------------------------
George Bowen                         $343            $55,948
-------------------------------------------------------------------
-------------------------------------------------------------------
Jon. S. Fossel                       $549            $77,880
  Review Committee Member
-------------------------------------------------------------------
-------------------------------------------------------------------
Sam Freedman                         $567
  Review Committee Chairman                          $80,100
-------------------------------------------------------------------
-------------------------------------------------------------------
C. Howard Kast                       $621            $86,150
  Audit Committee and Review
  Committee Member
-------------------------------------------------------------------
-------------------------------------------------------------------
Robert M. Kirchner                   $541            $76,950
  Audit Committee Member
-------------------------------------------------------------------
1.    For the 2000 calendar year.

      The Board of Trustees has also adopted a Deferred Compensation Plan for
Non-Affiliated Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the
Fund. None of the Trustees currently has elected to do so. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the
Fund to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee.

      Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the executive officers who are not
Trustees of the Fund, including their business experience during the past five years. Messrs. Donohue, Wixted, Bishop, Zack and Farrar serve in similar capacities with several other funds in the OppenheimerFunds complex.

Name, Age, Address and Five-Year Business Experience

Jerry A. Webman,  Vice President and Portfolio Manager since August 2000; Age:
51.
Two World Trade Center, New York, New York 10048-0203
Senior Vice  President,  Senior  Investment  Officer and Director of the Fixed
Income  Department  of the  Manager  (since  February  1996) and  Senior  Vice
President  of  HarbourView  Asset  Management  Corporation  (since  May 1999);
before  joining the  Manager in February  1996,  he was a  Vice-President  and
portfolio manager with Prudential Investment Corporation from November 1990.

Merrell Hora, Vice President and Portfolio Manager since August 2000; Age: 33.
Two World Trade Center, New York, New York 10048-0203
Assistant Vice President of the Manager (since July 1998); Portfolio Manager of the Manager since August 2000, Senior Quantitative Analyst for the
Manager's Fixed Income Department's Quantitative Analysis Team from July 1998 until August 2000; prior to joining the Manager in July 1998 he was a quantitative analyst with a subsidiary of the Cargill Financial Services
Group (January 1997 -September 1997) and was a teaching assistant, instructor and research assistant at the University of Minnesota from which he obtained his Ph.D. in Economics.

Andrew J. Donohue, Vice President and Secretary since 1996; Age: 50
Two World Trade Center, New York, NY 10048
Executive Vice President (since January 1993), General Counsel (since October
1991) and a director (since September 1995) of the Manager; Executive Vice
President and General Counsel (since September 1993) and a director (since
January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice
President, General Counsel and a director (since September 1995) of
HarbourView Asset Management Corporation, Shareholder Services, Inc.,
Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings,
Inc., of OFI Private Investments, Inc. (since March 2000), and of Oppenheimer
Trust Company (since May 2000); President and a director of Centennial Asset
Management Corporation (since September 1995) and of Oppenheimer Real Asset
Management, Inc. (since July 1996); Vice President and a director (since
September 1997) of OppenheimerFunds International Ltd. and Oppenheimer
Millennium Funds plc; General Counsel (since May 1996) and Secretary (since
April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer and Principal Financial Accounting Officer since
April 1999; Age: 41
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since March 1999) of the Manager;
Treasurer (since March 1999) of HarbourView Asset Management Corporation,
Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings,
Inc., of OFI Private Investments, Inc. (since March 2000) and of
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
(since May 2000); Treasurer and Chief Financial Officer (since May 2000) of
Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of
Oppenheimer Acquisition Corp. and of Centennial Asset Management Corporation;
an officer of other Oppenheimer funds; formerly Principal and Chief Operating
Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 -
March 1999); Vice President and Chief Financial Officer of CS First Boston
Investment Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary since 1988; Age: 52
Two World Trade Center, New York, NY 10048
Senior Vice President (since May 1985) and Associate General Counsel (since
May 1981) of the Manager; Assistant Secretary of Shareholder Services, Inc.
(since May 1985), Shareholder Financial Services, Inc. (since November 1989);
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
(since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer since April 1994; Age: 42
6803 South Tucson Way, Englewood, CO 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund
Controller of the Manager.

Scott T. Farrar, Assistant Treasurer since April 1994; Age: 35
6803 South Tucson Way, Englewood, CO 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996);
Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997);
an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

All officers serve at the pleasure of the Board.

As of June 19, 2001, the Trustees and officers as a group beneficially owned
____________ shares, [or less than 1%] of the outstanding Class A shares and no Class B or Class C shares of the Fund.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
              A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

Introduction to Proposals 2 and 3

A.    What is the Historical Background of the Fund's Current Investment
Policies?

      The Fund operates in accordance with its investment objective, policies and restrictions, which are described in its prospectus and statement of additional information (together, the "prospectus"). The Fund's policies generally are classified as either "fundamental" or "non-fundamental."
Fundamental policies can be changed only by a shareholder vote.
Non-fundamental policies may be changed by the Trustees without shareholder approval, although significant changes will be described in amendments to the
Fund's prospectus.

      The 1940 Act requires that certain policies of the Fund be classified as fundamental.  Proposals 2 and 3 are intended to modernize the Fund's policies as well as standardize its policies by eliminating fundamental policies that are not required to be fundamental.  The proposals are designed to provide the Fund with increased flexibility to pursue its investment objective and respond to an ever-changing investment environment.  The Fund, however, has no current intention of significantly changing its actual investment strategies should shareholders approve the proposed changes.

      Subsequent to the Fund being established, certain regulatory requirements applicable to registered open-end investment companies (referred to as "mutual funds" in this Proxy Statement) changed.  For example, certain restrictions previously imposed by state regulations were preempted by the
National Securities Markets Improvement Act of 1996 ("NSMIA"), and are no
longer applicable to mutual funds.  As a result, the Fund currently is subject to several fundamental investment policies that are either more restrictive than required under current law or that are no longer required at all.

      With the passage of time, the development of new industry practices and changes in regulatory standards, several of the Fund's fundamental policies are considered by the Trustees and the Manager to be unnecessary or unwarranted. Other fundamental policies merely restate applicable regulatory requirements and are therefore redundant.  The standardized restrictions proposed below would comply with current federal regulatory requirements and are written to provide the Fund with flexibility to respond to future legal, regulatory, market or industry developments. The proposed standardized changes will not affect the Fund's investment objective.

B.    Why do the Fund's Trustees Recommend the Proposed Changes?

      The Trustees believe standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject, and will help minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment restrictions that become outdated or inappropriate. The Trustees also believe that the Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that future investment opportunities will be increased by the proposed changes.

      Although the Trustees believe the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond promptly to future investment opportunities, the Trustees do not anticipate that the changes, either individually or together, will result in a material change in the level of risk associated with investment in the Fund.  In addition, the Fund's Trustees do not anticipate that the proposed changes will materially affect the manner in which the Fund is managed. In the future, if the Trustees determine to change materially the manner in which the Fund is managed, the Fund's prospectus will be amended to reflect such a change.

      The recommended changes are specified below. Shareholders are requested to vote on each sub-proposal in Proposal 2 separately. Shareholders are requested to vote to approve or disapprove all sub-proposals in Proposal 3 together.  If approved, the effective date of the proposals will be delayed until the Fund's prospectus can be updated to reflect the changes. If any sub-proposal in Proposal 2 is not approved, the fundamental investment policy addressed in that sub-proposal will remain unchanged.  If Proposal 3 is not approved, the fundamental investment policies addressed in Proposal 3 will remain unchanged.

  PROPOSAL 2: TO APPROVE THE ELIMINATION OR AMENDMENT OF CERTAIN FUNDAMENTAL
                     INVESTMENT RESTRICTIONS OF THE FUND

A.  Investing in Oil, Gas or Other Mineral Exploration or Development
Programs.

      The Fund is currently subject to a fundamental investment restriction prohibiting it from investing in mineral-related programs or leases.  It is proposed that the current fundamental restriction be eliminated.  The current fundamental restriction is set forth below.

                           Current Fundamental Policy

          The Fund cannot invest in interests in oil, gas, or other
          mineral exploration or development programs.

Elimination of this fundamental policy is unlikely to affect management of the Fund.  This limitation was originally adopted to address then existing state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. As a result of NSMIA, this state restriction no longer applies to the Fund. The Trustees recommend that shareholders eliminate this fundamental investment restriction in order to conform the Fund's policy in this area to one that is expected to be standard for other Oppenheimer funds. In addition, the Trustees believe that its elimination could increase the Fund's flexibility when choosing investments in the future.

B.  Purchasing Securities on Margin.

      The Fund is currently subject to a fundamental investment restriction prohibiting it from purchasing securities on margin. The existing restriction is not required to be a fundamental investment policy under the 1940 Act. It is proposed that this current fundamental policy prohibiting purchases of securities on margin be eliminated. The current fundamental investment policy is set forth below.

                           Current Fundamental Policy

            The Fund cannot purchase securities, or other
            instruments, on margin.  However, the Fund can invest in
            options, futures, options on futures and similar
            instruments and may make margin deposits and payments in
            connection with those investments.

Margin purchases involve the purchase of securities with borrowed money.
"Margin" is the cash or securities that the borrower places with a broker as collateral against the loan.  Although the Fund's current fundamental investment policy prohibits it from purchasing securities on margin, the 1940
Act permits the Fund to obtain such short-term credits as may be necessary for the clearance of transactions.  In addition, SEC staff interpretations permit mutual funds to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

      As a result of NSMIA, this state restriction no longer applies to the
Fund. The Trustees recommend that shareholders eliminate this fundamental investment restriction in order to conform the Fund's policy in this area to one that is expected to be standard for Oppenheimer funds.  Elimination of this fundamental investment restriction is unlikely to affect management of the Fund as the Fund would continue to be prohibited from purchasing securities on margin, except to obtain such short-term credits as may be necessary for clearance of transactions.

C. Making Short Sales.

      The Fund is currently subject to a fundamental investment restriction prohibiting it from engaging in short sales. The existing restriction is not required to be a fundamental investment policy under the 1940 Act. It is proposed that this current fundamental policy prohibiting the Fund from engaging in short sales be eliminated. The current fundamental investment policy is set forth below.

                           Current Fundamental Policy

            The Fund cannot make short sales of securities.

In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security.  In an investment technique known as a short sale "against-the-box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities.  The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities.

      Although the Fund would be permitted to sell securities short, it would have to maintain the asset coverage required by the 1940 Act if it were to sell securities short.  If the Fund's Manager and its Trustees believed that it was in the best interests of the Fund to engage in short sales to a significant degree, the Fund's prospectus would have to be updated to reflect that change in policy.

D.  Purchasing Securities of Issuers in which Officers or Trustees Have An
Interest.

      The Fund is currently subject to a fundamental investment restriction prohibiting it from purchasing or holding the securities of an issuer if the officers and trustees of the Fund or the Manager individually own 0.5% of such securities and together own beneficially more than 5% of such securities. It is proposed that the current fundamental policy be eliminated.  The current fundamental investment policy is set forth below.

                          Current Fundamental Policy
                          --------------------------

            The Fund cannot purchase securities of any issuer if
            officers, trustees and directors of the Fund or the
            Manager individually beneficially own more than 0.5% of
            the securities of that issuer and together own
            beneficially more than 5% of the outstanding securities.

Elimination of this fundamental policy is unlikely to affect management of the Fund.  This restriction was originally adopted to address then existing state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. As a result of NSMIA, this state restriction no longer applies to the Fund.

      The Trustees recommend that shareholders eliminate this fundamental investment restriction in order to conform the Fund's policy in this area to one that is expected to be standard for other Oppenheimer funds. In addition, the Trustees believe that its elimination could increase the Fund's flexibility when choosing investments in the future without materially increasing the risk of an investment in the Fund.

E.  Investing in a Company for the Purpose of Exercising Control

      The Fund is currently subject to a fundamental investment restriction prohibiting it from investing in portfolio companies for the purpose of acquiring control.  It is proposed that the current fundamental investment restriction be eliminated.  Although the Fund currently has no intention of investing for the purpose of acquiring control of a company, it believes that this restriction is unnecessary and may reduce possible investment opportunities.  The current fundamental investment restriction is set forth below.

                           Current Fundamental Policy

         The Fund cannot make investments for the purpose of
         exercising control of management.

Elimination of this fundamental investment restriction is not expected to have a significant impact on the Fund's investment practices or management because the Fund currently has no intention of investing in companies for the purpose of obtaining or exercising management or control.  This restriction was originally adopted to address state requirements in connection with the registration of shares of the Fund for sale in a particular state or states.
As a result of NSMIA, this state restriction no longer applies to the Fund.
The Trustees believe the existing policy may unnecessarily restrict the
Fund's investment flexibility because a fund might be considered to be investing for control if it purchases a large percentage of the securities of a single issuer.

      The Trustees  recommend that  shareholders  eliminate  this  fundamental investment  restriction  in order to conform the Fund's policy in this area to one that is  expected to be  standard  for  Oppenheimer  funds.  The  Trustees believe  that  eliminating  the policy would  increase the Fund's  flexibility when choosing investments in the future.

F.  Industry Concentration.

      The Fund currently has a fundamental investment restriction prohibiting it from "concentrating" its investments, that is, investing "more than 25%"
of its total assets in any one industry, excluding securities issued or guaranteed by the United States government or its agencies and instrumentalities.  Consistent with the SEC staff's interpretation of
"concentration" under the 1940 Act, the Fund has an operating policy that applies to "25% or more" of its total assets rather than "more than 25%." The
Fund's Trustees propose that the Fund's industry concentration policy remain fundamental, but be amended to state that it applies to "25% or more" of the
Fund's total assets and to clarify that the policy does not apply to investments in securities issued by other mutual funds. Because the Fund primarily invests in municipal securities exempt from federal income taxes, the Fund will maintain its existing policy that it can invest 25% or more of its assets in a particular segment of the municipal bond market, but that it will not invest 25% or more of its total assets in industrial revenue bonds in a single industry.

      The Trustees believe that amending this policy as proposed will not affect management of the Fund.  The current and proposed policies are stated
below.

          Current Fundamental Policy              Proposed Fundamental Policy
          --------------------------
 The Fund cannot invest more than 25% of   The Fund cannot invest 25% or more of
 its total assets in a single industry.    its total assets in any one industry.
                                           That limit does not apply to securities
                                           issued or guaranteed by the U.S.
                                           government or its agencies and
                                           instrumentalities or securities issued
                                           by other investment companies.

The purpose of this proposal is to clarify the Fund's fundamental policy on industry concentration and to conform the Fund's policy in this area to one that is standard for all Oppenheimer funds.  The Trustees believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.

G.  Investing in Other Investment Companies.

      The Fund is currently  subject to a fundamental  investment  restriction limiting its  investment in securities of other  investment  companies.  It is proposed that the current fundamental  restriction be eliminated.  The current and proposed investment restrictions are set forth below.

                          Current Fundamental Policy
                          --------------------------

            The Fund cannot invest in securities of other
            investment companies, except if they are acquired as
            part of a merger, consolidation or other acquisition.

The  existing  restriction  is not required to be  fundamental  under the 1940
Act.  The purpose of this  proposal is to provide the Fund with the  increased flexibility permitted by law to pursue its investment objective.

      The ability of the Fund to invest in other  mutual  funds is  restricted by  Section  12(d)(1)  of the 1940 Act.  NSMIA  amended  Section  12 to permit
mutual  funds  to  enter  into  so-called   fund-of-funds   or   master/feeder
arrangements  with other mutual funds in a fund  complex,  and granted the SEC broad powers to provide  exemptive  relief for these  purposes.  The Fund is a party to an  exemptive  order  from  the SEC  permitting  it to  enter  into a fund-of-funds  arrangement  with other affiliated  funds.  Elimination of this fundamental  investment  restriction  is  necessary to permit the Fund to take advantage  of the  exemptive  relief.  However,  the Fund  does not  currently anticipate  participating in a fund-of-funds  arrangement,  although it may do so in the future should shareholders approve this proposal.

      An investment in another  mutual fund may result in the  duplication  of expenses.  Should  the  Trustees  determine  in the  future  that  the  Fund's participation  in  fund-of-funds  arrangement  is in the best interests of the
Fund,  the  Trustees  would take into  account and take steps to mitigate  the
potential  for   duplication  of  fees  in  determining   whether  the  Fund's
participation  in  such an  arrangement  is  suitable  for  the  Fund  and its shareholders.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

              THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

            PROPOSAL 3: TO APPROVE CHANGES TO CERTAIN FUNDAMENTAL

                     INVESTMENT RESTRICTIONS OF THE FUND

      Proposal 3 is composed four (4) proposed changes to the Fund's current investment policies.  The Trustees believe that under appropriate circumstances, the Fund should be permitted to lend money to, and borrow money from, other Oppenheimer mutual funds (referred to as "inter-fund lending") and pledge its assets as collateral for such a loan as explained in the following proposals.  All of these proposals must be approved together if the inter-fund lending arrangements described below are to be implemented, and shareholders are requested to vote to approve or disapprove all proposals together.

                                                 A.   Borrowing and Pledging,
                                                Mortgaging or Hypothecating
                                                Assets.

      The 1940 Act imposes certain  restrictions  on the borrowing  activities of mutual funds.  The restrictions on borrowing are designed to protect mutual fund  shareholders  and their  investment by  restricting a fund's  ability to subject  its  assets  to claims of  creditors,  who might  have a claim to the fund's assets that would take priority  over the claims of  shareholders.  The use of leverage also exposes  shareholders and their  investments in a fund to a  greater  risk of loss.  For  example,  borrowing  may  cause the value of a fund's shares to be more  volatile than a fund that does not borrow.  A fund's borrowing restriction must be a fundamental investment restriction.

      Mutual funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities.  This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations rather than for cash flow considerations.
Some mutual funds also borrow for investment purposes, which may cause the value of their funds' shares to be more volatile than funds that do not borrow for investment purposes.  Such borrowing is referred to as leverage.
The Fund currently does not borrow for investment purposes.

      Under the 1940 Act, the maximum amount a mutual fund currently may borrow from banks is up to one-third of its total assets (including the amount borrowed).  A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

      The Fund is currently subject to a fundamental investment restriction concerning borrowing that is more restrictive than required by the 1940 Act.
The Trustees propose that the Fund's restriction on borrowing be amended to permit the Fund to borrow as permitted under the 1940 Act.  As amended, the
Fund's restriction on borrowing would remain a fundamental restriction changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

      The Fund also is currently subject to a fundamental investment restriction concerning the pledging, mortgaging or hypothecating of Fund assets.  It is proposed that this current fundamental investment restriction be eliminated.

      The existing restriction concerning pledging, mortgaging or hypothecating of the Fund's assets is not required to be fundamental under the 1940 Act, and the Trustees believe that the Fund should be provided with the increased flexibility permitted by law to pursue its investment objective.  The Trustees recommend that the restriction regarding pledging, mortgaging or hypothecating be eliminated so that the Fund may enter into collateral arrangements in connection with its borrowing requirements as consistent with its other investment policies, including its policies regarding borrowing and issuing senior securities.

      The current and proposed  fundamental  investment  restrictions  are set forth below. The current  restriction on borrowing requires the Fund to borrow from banks, and limits the Fund's borrowing to 5% of its assets.  The Trustees propose that the current  restriction  be amended to permit the Fund to borrow money from banks and/or from affiliated  mutual funds provided such borrowings do not exceed the limits of the 1940 Act.

          Current Fundamental Policy              Proposed Fundamental Policy
          --------------------------
 The Fund cannot borrow money, except      The Fund may not borrow money, except
 from banks for temporary purposes in      to the extent permitted under the 1940
 amounts not in excess of 5% of the value  Act, the rules or regulations
 of the Fund's assets.  No assets of the   thereunder or any exemption therefrom,
 Fund may be pledged, mortgaged or         as such statute, rules or regulations
 hypothecated except to secure a           may be amended or interpreted from time
 borrowing, and in that case no more 10%   to time.
 of the Fund's total assets may be
 pledged, mortgaged or hypothecated.
 Borrowings may not be made for leverage,
 but only for liquidity purposes to
 satisfy redemption requests when
 liquidation of portfolio securities is
 considered inconvenient or
 disadvantageous.  However, the Fund can
 enter into when-issued and
 delayed-delivery transactions as
 described in the Statement of Additional
 Information.

Currently, the 1940 Act limits a fund's borrowings to 331/3% of the value of its total assets (including the amount borrowed).  If shareholders approve
Proposal 3, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to reflect the 1940 Act's current restrictions regarding borrowing.

      Borrowing may cause the value of the Fund's shares to be more volatile than if the Fund did not borrow.  Currently, the Fund does not anticipate that its borrowings would exceed five (5) percent of its net assets.

      Permitting the Fund to borrow money from affiliated funds (for example, those funds in the OppenheimerFunds complex) would afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements.  The Trustees believe that the Fund may be able to obtain lower interest rates on its borrowings from affiliated funds than it would through traditional bank channels.

      Current regulations prohibit the Fund from borrowing from other funds in the OppenheimerFunds complex.  Therefore, before an inter-fund lending arrangement could be established, the Fund would have to obtain approval from the SEC.  Implementation of inter-fund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and other Oppenheimer funds.
The Fund has not yet decided to apply for such an order and there is no guarantee any such order would be granted even if applied for.  Until the SEC has approved an inter-fund lending application, the Fund will not engage in borrowing from affiliated mutual funds.

      If shareholders approve this proposal and the Fund applies for and is granted permission from the SEC to implement an inter-fund lending arrangement, the Fund would not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party.  To assure that the Fund would not be disadvantaged by borrowing from an affiliated Fund, certain safeguards may be implemented.  Examples of the types of safeguards that the SEC may require include the following: the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates; the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies; the loan rates will be determined by a pre-established formula based on quotations from independent banks; if the Fund has outstanding borrowings from all sources greater than
10% of its total assets, then the Fund must secure each additional outstanding inter-fund loan by segregating liquid assets of the Fund as collateral; the Fund cannot borrow from an affiliated fund in excess of 125%
of its total redemptions for the preceding seven days; each inter-fund loan may be repaid on any day by the Fund; and the Trustees will be provided with a report of all inter-fund loans and the Trustees will monitor all such borrowings to ensure that the Fund's participation is appropriate.

      In determining to recommend the proposed amendment to shareholders for approval, the Trustees considered the possible risks to the Fund from participation in the inter-fund lending program. For example, there is a risk that a borrowing fund could have a loan called on one day's notice.  In that circumstance, the borrowing fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund.  The Trustees considered that the benefits to the Fund of participating in the program outweigh the possible risks to the Fund from such participation.

      Shareholders are being asked to approve an amendment to the Fund's fundamental policies on borrowing and pledging.  They also are being asked to approve an amendment to the Fund's fundamental restriction on lending
(paragraph B "Lending," below).  If this proposal 3 is approved and the Fund applies for and is granted permission from the SEC to implement an inter-fund lending arrangement, the Fund, subject to its investment objectives and policies, would be able to participate in the inter-fund lending program as both a lender and a borrower.

                                                 B. Lending.

      Under the 1940 Act, a fund's restriction regarding lending must be fundamental.  Under its current restriction, the Fund is permitted to purchase debt securities, enter into repurchase agreements, which may be considered a loan, and lend its portfolio securities.

      It is proposed that the current fundamental restriction be amended to permit the Fund to lend money to affiliated mutual funds (for example, other funds in the OppenheimerFunds complex). As discussed above, before an inter-fund lending arrangement can be established, the Fund must obtain approval from the SEC.  Implementation of inter-fund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and other
Oppenheimer funds.  As previously noted, the Fund has not yet decided to apply for such an order and there is no guarantee any such order would be granted even if applied for.  Until the SEC has approved an inter-fund lending application, the Fund will not engage in lending with affiliated mutual funds.  As amended, the restriction on lending for the Fund would remain a fundamental restriction changeable only by the vote of a majority of the outstanding voting securities as defined in the 1940 Act of the Fund.
The current and proposed fundamental investment restrictions are set forth below.

      Current Fundamental Policy              Proposed Fundamental Policy
      --------------------------              ---------------------------
 The Fund cannot make loans.           The Fund cannot make loans, except to
 However, the Fund can purchase or     the extent permitted under the 1940 Act,
 hold debt obligations, repurchase     the rules or regulations thereunder or
 agreements and other instruments and  any exemption therefrom, as such
 securities it is permitted to own     statute, rules or regulations may be
 and may lend its portfolio            amended or interpreted from time to
 securities and other investments it   time.
 owns.

Currently, the 1940 Act permits (a) lending of securities, (b) purchasing debt instruments or similar evidences of indebtedness, (c) subject to SEC exemptive order, an inter-fund lending program with other affiliated funds up to 33 1/3% of the value of a fund's total assets (taken at market value at the time of any such loan), and (d) investing in repurchase agreements. If shareholders approve Proposal 3, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to reflect the 1940 Act's current restrictions regarding lending.

      The reason for lending money to an  affiliated  fund is that the lending fund  may be able to  obtain  a  higher  rate of  return  than it  could  from interest rates on alternative short-term investments.  To assure that the Fund will not be  disadvantaged  by  making  loans  to  affiliated  funds,  certain safeguards will be implemented.  Examples of the types of safeguards which the
SEC may  require  include  the  following:  the Fund  will  not lend  money to affiliated  funds unless the interest  rate on such loan is  determined  to be reasonable under the circumstances;  the Fund may not make inter-fund loans in excess of 7.5% of its net assets;  an  inter-fund  loan to any one  affiliated fund shall not exceed 5% of the Fund's net assets;  an inter-fund loan may not be outstanding  for more than seven days;  each  inter-fund loan may be called on one  business  day's  notice;  and the Manager  will  provide the  Trustees reports on all inter-fund loans  demonstrating  that the Fund's  participation is appropriate and that the loan is consistent with its investment  objectives and policies.

      If shareholders approve this proposal and the Fund were to lend its assets to another affiliated fund, the Fund would be subject to credit risks if the borrowing fund fails to repay the loan.  The Trustees believe that the risk of default by a borrowing fund is minimal.

                                                 C. Diversification.

      Under the 1940 Act, a fund's policy regarding diversification may not be changed without shareholder approval. Under the Fund's diversification policy, with respect to 75% of its total assets, the Fund cannot buy securities of any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10%
of that issuer's voting securities.  The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.
The Trustees propose that the Fund's policy with respect to diversification be amended to apply to clarify that the policy does not apply to securities of other investment companies.

      This change would be consistent with the requirements of the 1940 Act and would promote the standardization of fundamental investment policies among the funds in the OppenheimerFunds complex.

      As amended, the policy on diversification for the Fund would remain a fundamental policy changeable by the vote of a majority of the outstanding voting securities as defined in the 1940 Act. The current and proposed fundamental investment policies are set forth below.

      Current Fundamental Policy              Proposed Fundamental Policy
      --------------------------              ---------------------------
 With respect to 75% of its total      The Fund cannot buy securities or other
 assets, the Fund cannot buy           instruments issued or guaranteed by any
 securities issued or guaranteed by    one issuer if more than 5% of its total
 any one issuer (except the U.S.       assets would be invested in securities
 government or any of its agencies or  or other instruments of that issuer or
 instrumentalities), if more than 5%   if it would then own more than 10% of
 of the Fund's total assets would be   that issuer's voting securities.  This
 invested in securities of that        limitation applies to 75% of the Fund's
 issuer or the Fund would own more     total assets.  The limit does not apply
 than 10% of that issuer's voting      to securities issued or guaranteed by
 securities.                           the U.S. government or any of its
                                       agencies or instrumentalities or
                                       securities of other investment companies.

The proposed policy would permit the Fund to enter into a fund-of-funds arrangement as previously discussed in Paragraph G of Proposal 2 ("Investing in Other Investment Companies") and to lend its assets to affiliated mutual funds (for example, other funds in the OppenheimerFunds complex) as discussed above in Paragraph B of this Proposal 3 ("Lending").  The Trustees believe that amending the Fund's diversification policy as proposed would increase the Fund's investment opportunities without materially increasing the risk of an investment in the Fund.]

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

                        THAT YOU APPROVE THIS PROPOSAL

                PROPOSAL 4: TO AUTHORIZE THE TRUSTEES TO ADOPT
                 AN AMENDED AND RESTATED DECLARATION OF TRUST

            The Trust is organized as a Massachusetts business trust, and it is governed by a declaration of trust. Currently, the Fund is the sole series of the Trust.

            The Board of Trustees has approved and recommends that the shareholders of the Trust authorize them to adopt and execute the Amended and
Restated Declaration of Trust for the Trust in the form attached to this
Proxy Statement as Exhibit A ("New Declaration of Trust"). The New
Declaration of Trust is a more modern form of trust instrument for a
Massachusetts business trust, and going forward, will be used as the standard
Declaration of Trust for all new Oppenheimer funds organized as Massachusetts business trusts.

      Generally, a majority of the Trustees may amend the existing
Declaration of Trust ("Current Declaration of Trust") when authorized by a majority of the outstanding voting securities of the Trust. The Trustees approved the form of the New Declaration of Trust and authorized the submission of the New Declaration of Trust to the Trust's shareholders for their authorization at this Meeting.

            Adoption of the New Declaration of Trust will not result in any changes in the Fund's Trustees or officers or in the investment policies and shareholder services described in the Fund's current prospectus and Statement of Additional Information.

      The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

In addition to the changes described below, there are other substantive and stylistic differences between the New Declaration of Trust and the Current
Declaration of Trust. The following summary is qualified in its entirety by reference to the New Declaration of Trust itself, which is attached as
Exhibit A to this Proxy Statement.

A.  Significant Changes Under the New Declaration of Trust.

Reorganization of the Trust or Its Series or Classes. Unlike the Current
Declaration of Trust, the New Declaration of Trust generally permits the
Trustees, subject to applicable Federal and state law, to reorganize the
Trust or any of its series or classes into a newly formed entity without shareholder approval. The Current Declaration of Trust requires shareholder approval in order to reorganize the Trust or any of its series.

      Under certain circumstances, it may not be in the shareholders'
interest to require a shareholder meeting to permit the Trust or a series of the Trust to reorganize into a newly formed entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the
Trustees may determine that it would be in the shareholders' interests to change its legal form or to reorganize the Trust or a series of the Trust so that it is domiciled in another state. Under the Current Declaration of
Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays.

      In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the Trust or any of its series into a newly formed entity and achieve potential shareholder benefits without incurring the delay and costs of a proxy solicitation. Such flexibility should help to assure that the Trust operates under the most appropriate form of organization.

      The Trustees have no intention at this time of reorganizing the Trust into a newly formed entity, and before allowing a trust or a series reorganization to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any transaction.

      The New Declaration of Trust does not give the Trustees the authority
                                   --------
to merge the Trust or a series of the Trust with another operating mutual fund or sell all or a portion of the Trust's or a series' assets to another operating mutual fund without first seeking shareholder approval. Under the
New Declaration of Trust, shareholder approval is still required for these transactions.

Future Amendments of the Declaration of Trust. The New Declaration of Trust
permits the Trustees, with certain exceptions, to amend the Declaration of
Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting shareholders' right to vote, the New Declaration of Trust's amendment provisions, shareholders' rights to indemnification, and shareholders' rights to vote on the merger or sale of the Trusts', series', or classes' assets to another issuer. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of
Trust with certain limited exceptions.

      By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

B.  Other Changes Under the New Declaration of Trust.

       In addition to the significant changes described above, the New
Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including, but not limited to, the following:

a.    The New Declaration of Trust clarifies that no shareholders of any series or class shall have a claim on the assets of another series or class.

b.    As a general matter, the New Declaration of Trust modifies the Current
               Declaration of Trust to incorporate appropriate references to classes of shares.

c.    The New Declaration of Trust modifies the Current Declaration of Trust by changing the par value of the Trust's shares from no par value to $.001 par value.

d.    The New Declaration of Trust modifies the Current Declaration of Trust by giving the Trustees the power to effect a reverse stock split, and to make distributions in-kind.

e.    The New Declaration of Trust modifies the Current Declaration of Trust so that all shares of all series vote together on issues to be voted on unless (i) separate series or class voting is
               otherwise required by the 1940 Act or the instrument
               establishing such Shares, in which case the provisions of the
               1940 Act or such instrument, as applicable, will control, or
               (ii) the issue to be voted on affects only particular series or classes, in which case only series or classes so affected will be entitled to vote.

f.    The New Declaration of Trust clarifies that proxies may be voted pursuant to any computerized, telephonic or electronic means, that shareholders receive one vote per share and a
               proportional fractional vote for each fractional share, and that, at a meeting, shareholders may vote on issues with
               respect to which a quorum is present, while adjourning with respect to issues for which a quorum is not present.

g.    The New Declaration of Trust clarifies various existing trustee powers.
               For example, the New Declaration of Trust clarifies that the
               Trustees may: appoint and terminate agents and consultants and hire and terminate employees; in addition to banks and trust companies, the Trustees may employ as fund custodian companies that are members of a national securities exchange or other entities permitted under the 1940 Act; retain one or more
               transfer agents and employ sub-agents; delegate authority to investment advisors and other agents or independent
               contractors; pledge, mortgage or hypothecate the assets of the
               Trust; and operate and carry on the business of an investment company. The New Declaration of Trust clarifies or adds to the list of trustee powers. For example, the Trustees may sue or be sued in the name of the Trust; make loans of cash and/or securities; enter into joint ventures, general or limited
               partnerships and other combinations or associations; endorse or guarantee the payment of any notes or other obligations of any person or make contracts of guarantee or suretyship or otherwise assume liability for payment; purchase insurance and/or bonding; pay pensions and adopt retirement, incentive and benefit plans; and adopt 12b-1 plans (subject to
               shareholder approval).

h.    The New Declaration of Trust clarifies that the Trust may redeem shares of a class or series held by a shareholder for any reason, including but not limited to the following: reimbursing the
               Trust or the distributor for the shareholder's failure to make timely and good payment; failure to supply a tax
               identification number; pursuant to authorization by a
               shareholder to pay fees or make other payments to third
               parties; and failure to maintain a minimum account balance as established by the Trustees from time to time.

i.    The New Declaration of Trust clarifies that a trust is created and not a partnership, joint stock association, corporation, bailment, or any other form of legal relationship, and expressly
               disclaims shareholder and Trustee liability for the acts and obligations of the Trust.

j.    The New Declaration of Trust clarifies that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, consultant, advisor, administrator, distributor or principal underwriter, custodian or transfer agent of the Trust nor shall a Trustee be responsible for the act or omission of any other Trustee.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU APPROVE THIS PROPOSAL

                          INFORMATION ABOUT THE FUND

Fund Information. As of June 19, 2001, the Fund had ____________________
shares outstanding, consisting of _______________________ Class A,
________________ Class B, _______________ and Class C shares.  Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of the Fund held in
"street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of June 19, 2001, the only persons who owned of record or were known by the Fund to own beneficially 5%
or more of any class of the Fund's outstanding shares were:

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund.  OppenheimerFunds Distributor, Inc. (the
"Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Fund's shares. OppenheimerFunds Services, a division of the Manager, located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the
Fund, for which it was paid $110,846 by the Fund during the fiscal year ended
September 30, 2000.

The Manager (including affiliates) managed assets of more than $120 billion at March 31, 2001, including more than 65 funds having more than 5 million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer
Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts
Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor
and OAC are located at Two World Trade Center, New York, New York 10048.
MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111.
OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the
Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual.
MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. Effective as of August
1, 1997, OAC declared a ten for one stock split. At December 31, 2000, on a post-split basis, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 11,037,845 shares of Class B voting stock, and (iii)
19,154,597 shares of Class C non-voting stock. This collectively represented
92.34% of the outstanding common stock and 91.7% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i)
2,562,990 shares of the Class B voting stock, representing 5.38% of the outstanding common stock and 7.2% of the voting power, (ii) 456,268 shares of
Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to
8,043,773 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Bridget A. Macaskill and James C. Swain,
who serve as Trustees of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the
Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period June 30, 1999 to December 31, 2000, the only transactions by persons who serve as Trustees of the Fund were by Mr. Swain who surrendered for cancellation 110,000 options to Mass Mutual for combined cash payments of $4,281,800 and Ms. Macaskill who surrendered for cancellation 451,540 options to Mass Mutual for combined cash payments of
$15,483,899.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, Chief Executive Officer,
Chairman and a director; John Murphy, President and Chief Operating Officer and a director; James C. Swain, Vice Chairman; Jeremy Griffiths, Executive
Vice President, Chief Financial Officer and a director; O. Leonard Darling,
Vice Chairman, Executive Vice President, Chief Investment Officer, and a
director; Andrew J. Donohue, Executive Vice President, General Counsel and a
director; George Batejan, Executive Vice President and Chief Information
Officer; Craig Dinsell, Loretta McCarthy, James Ruff and Andrew Ruotolo,
Executive Vice Presidents; Brian W. Wixted, Senior Vice President and
Treasurer; and Charles Albers, Victor Babin, Bruce Bartlett, Robert A.
Densen, Ronald H. Fielding, Robert B. Grill, Robert Guy, Steve Ilnitzki, Lynn
Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, John S. Kowalik, Chris
Leavy, Andrew J. Mika, David Negri, David Robertson, Richard Rubinstein,
Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Donna Winn,
Carol Wolf, Kurt Wolfgruber, Robert G. Zack, and Arthur J. Zimmer, Senior
Vice Presidents. These officers are located at one of the three offices of the Manager: Two World Trade Center, New York, NY 10048-0203; 6803 South
Tucson Way, Englewood, CO 80112;and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian.  Citibank, N.A., 399 Park Avenue, New York, NY  10043, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to
Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended September 30, 2000, has previously been sent to shareholders. The Semi-Annual Report to Shareholders of the Fund as of March
31, 2001 also has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and
Semi-Annual Report by writing the Fund at the address above, calling the Fund at 1.800.525.7048 or visiting the Manager's web site at
www.oppenheimerfunds.com.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at
1.800.525.7048.  You may also notify the Transfer Agent in writing.
Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

                                                   FURTHER INFORMATION ABOUT
                                                    VOTING AND THE MEETING

Solicitation  of  Proxies.  The cost of  preparing,  printing  and mailing the proxy ballot,  notice of meeting, and this Proxy Statement and all other costs
incurred  with  the   solicitation   of  proxies,   including  any  additional
solicitation by letter,  telephone or otherwise,  will be paid by the Fund. In addition  to  solicitations  by mail,  officers  of the Fund or  officers  and employees of the  Transfer  Agent,  without  extra  compensation,  may conduct additional solicitations personally or by telephone.

Proxies  also  may be  solicited  by a proxy  solicitation  firm  hired at the
Fund's expense to assist in the  solicitation of proxies.  As the Meeting date approaches,  certain shareholders of the Fund may receive telephone calls from a  representative  of the  solicitation  firm if  their  vote has not yet been received.  Authorization  to permit the  solicitation  firm to execute proxies may be obtained by  telephonic  instructions  from  shareholders  of the Fund.
Proxies that are obtained  telephonically  will be recorded in accordance with the  procedures  set  forth  below.  These  procedures  have  been  reasonably designed  to ensure  that the  identity of the  shareholder  providing  voting instructions is accurately  determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated the cost of engaging a proxy solicitation firm would not exceed $15,000 plus the additional costs, that may be substantial, incurred
               ----
in connection with contacting those shareholders that have not voted.
Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their expenses.
If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1.800.525.7048.  Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy promptly.  You may provide your completed proxy via facsimile, telephonically or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the Meeting in person.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone.
After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted. Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR each nominee exceed the votes AGAINST each nominee. Approval of
Proposals 2 through 4 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund voting in the aggregate and not by class. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.

How are votes counted?  The individuals named as proxies on the proxy ballots
(or their substitutes) will vote according to your directions if your proxy is received and properly executed, or in accordance with the instructions you provide if you vote by telephone.  You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST,"
or instruct them not to vote those shares on the proposal by checking the
"ABSTAIN" box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy but fail to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each
Proposal.

Shares of the Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such Shares, the institutional investor may be authorized to vote such Shares, as well as
Shares the institutional investor itself owns, in the same proportion as
Shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.

Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Statement of
Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the fund of any such proposal.
Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the
Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

                                OTHER MATTERS

      The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 4 and the Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others.
Because matters not known at the time of the solicitation may come before the
Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

      In the event a quorum is not  present  or  sufficient  votes in favor of one or more Proposals set forth in the Notice of Meeting of  Shareholders  are not  received by the date of the  Meeting,  the persons  named in the enclosed proxy (or their  substitutes) may propose and approve one or more adjournments
of  the  Meeting  to  permit  further   solicitation  of  proxies.   All  such
adjournments  will  require the  affirmative  vote of a majority of the shares present in person or by proxy at the session of the  Meeting to be  adjourned.
The persons named as proxies on the proxy ballots (or their  substitutes) will vote the Shares present in person or by proxy (including  broker non-votes and abstentions)  in favor of such an  adjournment  if they  determine  additional solicitation is warranted and in the interests of the Fund's  shareholders.  A vote may be  taken on one or more of the  proposals  in this  proxy  statement prior to any such  adjournment  if a quorum is present,  sufficient  votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,

                                    Andrew J. Donohue, Secretary
                                    July 17, 2001